UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Aridis Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Aridis Pharmaceuticals, Inc.
983 University Avenue, Bldg. B
Los Gatos, CA 95032
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 2, 2022
Dear Stockholder:
We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Aridis Pharmaceuticals, Inc. (“Aridis” or the “Company”), which will be held on June 2, 2022 at 9:00 a.m. Pacific Daylight Time at our offices, located at 983 University Avenue, Bldg. B, Los Gatos, California 95032, for the following purposes:
1.
To re-elect three members as the Class I Directors to our Board of Directors, to serve until the 2025 annual meeting of shareholders, or until the earlier of their resignation or their respective successors shall have been elected and qualified;

2.
To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2022;

3.
A non-binding advisory vote to approve the compensation of our principal executive officer, principal financial officer and each of our three other most highly compensated executive officers as of December 31, 2021 (collectively, the “Named Executive Officers”);

4.
A non-binding advisory vote on the frequency of the vote to approve the compensation of our Named Executive Officers;

5.
The approval of the amendment and restatement of the 2014 Equity Incentive Plan; and

6.
To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors looks forward to greeting you personally at the Annual Meeting. As part of our precautions regarding COVID-19, we may decide to hold the annual meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available at https://investors.aridispharma.com/events. Our Board of Directors has fixed the close of business on April 4, 2022 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
If You Plan to Attend
Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 8:00 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.
For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 2, 2022 at 9:00 a.m. at 983 University Avenue, Bldg. B, Los Gatos, California 95032.

The proxy statement and annual report to stockholders are available at http://www.pstvote.com/aridis2022.
By the Order of the Board of Directors
/s/ ERIC PATZER Eric Patzer, Ph.D. Executive Chairman of the Board of Directors
Dated: April 18, 2022
Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Aridis the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Aridis Pharmaceuticals, Inc.
983 University Avenue, Bldg. B
Los Gatos, California 95032
PROXY STATEMENT FOR THE
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 2, 2022
The Board of Directors (the “Board”) of Aridis Pharmaceuticals, Inc. (“Aridis” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our offices, located at 983 University Avenue, Bldg. B, Los Gatos, California 95032, on June 2, 2022, at 9:00 a.m. Pacific Daylight Time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet. As part of our precautions regarding COVID-19, we may decide to hold the annual meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available at https://investors.aridispharma.com/events.
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 29, 2022 to our beneficial owners and stockholders of record who owned our common stock at the close of business on April 4, 2022. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
How do I attend the Annual Meeting?
The Annual Meeting will be held on Thursday, June 2, 2022, at 9:00 a.m. Pacific Daylight Time at our offices, located at 983 University Avenue, Bldg. B, Los Gatos, California 95032. Information on how to vote in person at the Annual Meeting is discussed below.
Who is Entitled to Vote?
The Board has fixed the close of business on April 4, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 17,701,592 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.
What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?
If your shares are registered in your name with our transfer agent, Philadelphia Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.
If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.
Who May Attend the Annual Meeting?
Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.
What am I Voting on?
There are five (5) matters scheduled for a vote:
1.
To re-elect three members as the Class I Directors to our Board of Directors, to serve until the 2025 annual meeting of shareholders, or until the earlier of their resignation or their respective successors shall have been elected and qualified;

2.
To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2022;

3.
A non-binding advisory vote to approve the compensation of our Named Executive Officers;

4.
A non-binding advisory vote on the frequency of the vote to approve the compensation of our Named Executive Officers; and

5.
The approval of the amendment and restatement of the 2014 Equity Incentive Plan.

What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How Do I Vote?
Stockholders of Record
For your convenience, record holders of our common stock have three methods of voting:
1.
Vote by Internet.   The website address for Internet voting is on your proxy card.

2.
Vote by mail.   Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.
Vote in person.   Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name
For your convenience, beneficial owners of our common stock have three methods of voting:
1.
Vote by Internet.   The website address for Internet voting is on your vote instruction form.

2.
Vote by mail.   Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.
Vote in person.   Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How Many Votes do I Have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.
Is My Vote Confidential?
Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.
What Constitutes a Quorum?
To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote as of the Record Date are represented in person or by proxy. Thus, 8,850,797 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.
How Will my Shares be Voted if I Give No Specific Instruction?
We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:
1.
”FOR” the re-election of the Class I members to our Board of Directors; and

2.
”FOR” the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

3.
”FOR” the approval of the compensation of our Named Executive Officers as of December 31, 2021; and

4.
”FOR” the option of “every three years” as the preferred frequency for the advisory vote on the compensation of our Named Executive Officers; and

5.
”FOR” the approval of the amendment and restatement of the 2014 Equity Incentive Plan.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.
If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.
How are Votes Counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.
What is a Broker Non-Vote?
If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.
Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.
What is an Abstention?
An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our charter provides that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.
How Many Votes are Needed for Each Proposal to Pass?
Proposal	Vote Required
Re-election of the Class I Directors	Plurality of the votes cast (the director receiving the most “FOR” votes).
Ratification of the Appointment of Mayer Hoffman McCann P.C. as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2022	A majority of the votes entitled to vote thereon and present at the Annual Meeting.
The advisory vote to approve the compensation of our Named Executive Officers	A majority of the votes entitled to vote thereon and present at the Annual Meeting. This vote is advisory, meaning that it is not binding on the Company, and our Board of Directors will consider the results of the votes in its future consideration of the compensation of our Named Executive Officers.
The advisory vote on the frequency of future non-binding votes on executive compensation asks stockholders to vote on whether future non-binding votes on Named Executive Officer compensation should occur every year, every two years or every three years	If none of the frequency options receives a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders. This vote is advisory, meaning that it is not binding on the Company, and our Board of Directors will consider the results of the votes in its future consideration of

Proposal	Vote Required
the frequency of the advisory votes on such compensation.
The approval of the amended and restated 2014 Equity Incentive Plan	A majority of the votes entitled to vote thereon and present at the Annual Meeting.
What Are the Voting Procedures?
In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.
Is My Proxy Revocable?
You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of Aridis, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Aridis Pharmaceuticals, Inc., 983 University Avenue, Bldg. B, Los Gatos, California 95032, Attention: Secretary, or by facsimile 408-356-9548. Your most current proxy card or Internet proxy is the one that will be counted.
Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?
All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.
Do I Have Dissenters’ Rights of Appraisal?
Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.
How can I Find out the Results of the Voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
When are Stockholder Proposals Due for the 2023 Annual Meeting?
Any appropriate proposal submitted by a stockholder and intended to be presented at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) must be submitted in writing to the Company’s Secretary at 983 University Avenue, Bldg. B, Los Gatos, California 95032, and received not later than March 2, 2023 but no earlier than April 2, 2023 to be includable in the Company’s proxy statement and related proxy for the 2023 Annual Meeting. However, if the date of the 2023 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from June 2, 2023, to be considered for inclusion in proxy materials for our 2023 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary at 983 University Avenue, Bldg. B, Los Gatos, California 95032, on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company for the 2023 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.
Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?
Members of the Board have an interest in Proposals 1, 3, 4, and 5 as those proposals relate to the election of members to the Board of Directors and compensation for executive officers. Members of the Board and executive officers of Aridis do not have any interest in Proposal 2.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board currently consists of six directors and is divided into three classes with staggered, three-year terms. Directors in Class I will stand for election at the Annual Meeting on June 2, 2022. The terms of office of directors Class II and Class III do not expire until the annual meetings of stockholders to be held in 2023 and 2024, respectively. At the recommendation of our Corporate Governance/Nominating Committee, our Board of Directors proposes that the Class I nominees named below, who are currently serving as directors in Class I, be elected as Class I directors for a three-year term expiring at the 2025 Annual Meeting of Stockholders and until such directors’ successors are elected and qualified, or until such directors’ earlier death, resignation or removal.
Shares represented by proxies will be voted “FOR” the election of each of the nominee named below unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than one director. Stockholders may not cumulate votes for the election of directors.
Information about our directors, including the director nominees, their ages, occupations and length of board service are provided in the tables below. Additional biographical descriptions are set forth in the text below the tables and include the primary individual experience, qualifications, qualities and skills of each director that led to the conclusion that such director should serve as a member of our Board at this time.
The Corporate Governance/Nominating Committee considers stockholder nominees made in accordance with our bylaws, and evaluates candidates recommended by stockholders in the same manner as all other candidates brought to the attention of the Nominating and Governance Committee. Stockholder recommendations may be submitted to the Nominating and Governance Committee in care of the Corporate Secretary at the address set forth under “Communication with Our Board of Directors.”
Nominees for Election to the Board of Directors at the Annual Meeting
Name	Age	Position(s)
Craig Gibbs, Ph.D.	59	Class I Director
John Hamilton	77	Class I Director
Robert R. Ruffolo, Ph.D.	72	Class I Director
Craig Gibbs, Ph.D. Director.   Dr. Gibbs was appointed to our Board in April 2015. Since September 2015, Dr. Gibbs has been the Chief Business Officer at Forty Seven Inc. Dr. Gibbs served on the Board of Tobira Therapeutics from May 2013 to September 2016 and is an advisor to several biotechnology companies and venture capital firms. From 1992 to 2013, Dr. Gibbs worked for Gilead Sciences in a variety of leadership positions spanning Research, Corporate Development and, most recently, Vice President of Commercial Strategy/Commercial Planning and Operations. Prior to Gilead, Dr. Gibbs served as a Scientist in the Department of Protein Engineering at Genentech, Inc. He received his B.Sc. in Biochemistry from Massey University and his Ph.D. in Molecular Biology from the University of Glasgow in Scotland and his M.B.A. from Golden Gate University. We believe that Dr. Gibbs possesses specific attributes that qualify him to serve as a member of our Board, including extensive experience in the biotechnology industry and technical expertise in drug discovery and development.
John Hamilton, Director.   Mr. Hamilton was appointed to our Board in June 2015. He served as a director and audit chair of three companies including Vermillion Inc. from 2008 to 2013, Anesiva, Inc. during 2009 and Encompass Funds from 2012 to 2015. From 1997 until his retirement in 2007, Mr. Hamilton served as Vice President and Chief Financial Officer of Depomed, Inc., a specialty pharmaceutical company focused on enhancing pharmaceutical products. Prior to that, from 1992 to 1996, he was the Vice President and Chief Financial Officer at Glyko Inc. From 1987 to 1992 Mr. Hamilton was Manager of Financial Planning and Analysis and then Treasurer at Chiron Corp. From 1985 to 1987 he was Vice President, Treasurer and Secretary of American Hawaii Cruises, Inc. From 1968 to 1985 he began his career in international banking with The Philadelphia National Bank and then Crocker National Bank. Mr. Hamilton sits on the regional Board of Directors of the Association of Bioscience Financial Officers and is past-president of the Treasurers Club of San Francisco. Mr. Hamilton received his M.B.A. from the University of Chicago and B.A. in International Relations from the University of Pennsylvania. We believe that Mr. Hamilton possesses specific attributes that qualify him to serve as a member of our Board, including the depth of his financial, accounting and operating experience.
Robert R. Ruffolo, Jr., Ph.D., Director.   Dr. Ruffolo was appointed to our Board in April 2017. He has provided management, director and consulting services since 2008 as the President of Ruffolo Consulting LLC. Dr. Ruffolo currently serves on the Board of Directors of Diffusion Pharmaceuticals Inc. He served as the President of Research and Development and as the Corporate Senior Vice President of Wyeth Pharmaceuticals (now Pfizer) from 2000 through 2008. In these roles, he managed an R&D organization of 9,000 scientists with an annual budget in excess of $3 billion. From 2000 to 2002 he served as an Executive Vice President at Wyeth, where he was responsible for Pharmaceutical Research and Development. Prior to joining Wyeth, Dr. Ruffolo spent 17 years at SmithKline Beecham Pharmaceuticals PLC (now GlaxoSmithKline) where he was Senior Vice President and Director of Biological Sciences, Worldwide from 1984 to 2000. Before joining SmithKline Beecham, Dr. Ruffolo spent six years at Eli Lilly Co. from 1978 to 1984 where he was a Senior Pharmacologist. Dr. Ruffolo currently serves on the Boards of Directors of Sigilon Therapeutics Inc., Sapience Therapeutics Inc., Elucida Oncology Inc., and Trevena Inc. He received his B.S. in Pharmacy from The Ohio State University and his Ph.D. in Pharmacology from The Ohio State University. We believe that Dr. Ruffolo possesses specific attributes that qualify him to serve as a member of our Board, including his extensive experience in the pharmaceutical industry and technical and management expertise in drug discovery and development.
Continuing Directors
Name	Age	Position(s)
Eric Patzer, Ph.D.	73	Executive Chairman of the Board, Class III Director
Vu Truong, Ph.D.	58	Chief Executive Officer, Chief Scientific Officer and Class III Director
Susan Windham-Bannister, Ph.D.	72	Class II Director
Eric Patzer, Ph.D, Executive Chairman of the Board of Directors.   Dr. Patzer is one of our co-founders. He was appointed Chairman in May 2014 and served as President from 2003 through 2014. Prior to that, he was VP of Development at Aviron Inc. from 1996 to 2002. Prior to that, he was VP of Product Development at Genentech from 1981 to 1996. Dr. Patzer received his B.S. in Mechanical Engineering from the Pennsylvania State University and his Ph.D. in Microbiology from University of Virginia. We believe that Dr. Patzer possesses specific attributes that qualify him to serve as a member of our Board, including his experience in managing projects through the entire development process to regulatory approval, his longevity in the industry, and his intimate knowledge of our company, as he is a founder.
Vu Truong, Ph.D, Chief Executive Officer, Chief Scientific Officer and Director.   Dr. Truong is one of our co-founders and our Chief Executive Officer and Chief Scientific Officer. He has served as our Chief Executive Officer, Chief Scientific Officer and head of R&D since 2003. He has more than 15 years of experience in biopharmaceutical drug development, having held positions of increasing responsibilities at Transform Pharmaceuticals Inc., GeneMedicine Inc., Aviron Inc. and MedImmune (sold to AstraZeneca). He received his Ph.D. in Pharmacology and Molecular Sciences at the Johns Hopkins University School of Medicine and his B.A. in Biochemistry from Brandeis University. We believe that Dr. Truong possesses specific attributes that qualify him to serve as a member of our Board, including his depth of scientific, operating, strategic, transactional, and senior management experience in our industry, his longevity in the industry, and his intimate knowledge of our company, as he is a founder.
Susan Windham-Bannister, Ph.D., Director.   Dr. Windham-Bannister was appointed to our Board in June 2019. Dr. Windham-Bannister currently serves as President and CEO of Biomedical Growth Strategies., LLC and Managing Partner of Biomedical Innovation Advisors, LLC, a strategic advisory firm serving the healthcare industry which she founded with Dr. Harvey Lodish, co-founder of Genzyme. From 2008-2015, Dr. Windham-Bannister served as founding President and Chief Executive Officer of the Massachusetts

Life Sciences Initiative, the brainchild of former Massachusetts Governor Deval Patrick where she led this $1 billion healthcare dedicated investment fund. Dr. Windham-Bannister is currently the Chair of the National Board of Directors of the Association for Women in Science (AWIS) and also serves on the Boards of St. Jude’s Children’s Hospital and Tufts Health Plan. She received a Doctorate in Health Policy and Management from the Florence Heller School at Brandeis University, and a Doctor of Science from Worcester Polytechnic Institute (honoris causa). Dr. Windham-Bannister was a Post-Doctoral Fellow at Harvard University’s John F. Kennedy School and a Fellow in the Center for Science and Policy (CSAP) at Cambridge University, Cambridge, England. She completed her doctoral work at the Heller School under a fellowship from the Ford Foundation. We believe that Dr. Windham-Bannister possesses specific attributes that qualify her to serve as a member of our Board, including her past experiences as Chair of the National Governing Board of the Association for Women in STEM, President and CEO of the Massachusetts Life Sciences Center (MLSC), Fellow in the Center for Science and Policy (CSAP) at Cambridge University, Cambridge, England, and having been recognized by the Boston Globe as one of the “10 Most Influential Women in Biotech”.
The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.
Board Diversity Matrix as of April 4, 2022
Total number of directors	6
Part 1: Gender Identity	Female	Male	Non-Binary	Decline to Disclose
Directors	1	5	0	0
Part 2: Demographic Background	Female	Male	Non-Binary	Decline to Disclose
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+		—
Did Not Disclose Demographic Background		—
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” ELECTION OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE MATTERS
Family Relationships and Arrangements
There are no family relationships among any of our directors or executive officers. There are no arrangements or understandings with another person pursuant to which any of our executive officers or directors were selected as an executive officer or director.
Other Involvement in Certain Legal Proceedings
None of our directors or executive officers has been involved in any bankruptcy or criminal proceedings, nor have there been any judgments or injunctions brought against any of our directors or executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any director or executive officer.
Board Composition and Election of Directors
The Board has six directors. Holders of common stock have no cumulative voting rights in any election of directors.
The directors are classified with respect to the time for which they shall severally hold office by dividing them into three classes, Class I, Class II and Class III, All directors shall hold office until their successors are elected and qualified, or until their earlier death, resignation, disqualification or removal, At each annual stockholders’ meeting, successors to the directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. Except in the event of vacancies in the Board, directors shall be elected by a plurality of the votes cast at annual meetings of stockholders, and each director so elected shall hold office until the annual meeting at which their term expires and until his successor is duly elected and qualified, or until his earlier resignation or removal.
Director Independence
Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his background, employment and affiliations, our Board has determined that Messrs. Ruffolo, Gibbs, and Hamilton and Ms. Windham-Bannister do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of The Nasdaq Capital Market. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them, if any, described in the section titled “Certain Relationships and Related Person Transactions.”
Leadership Structure of the Board
Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role — Dr. Patzer is our Executive Chairman, and Dr. Truong is our Chief Executive Officer. The decision whether to combine or separate these positions depends on what our Board deems to be in the long-term interest of stockholders in light of prevailing circumstances.
This arrangement has and will continue to allow our Chairman to lead the Board, while our Chief Executive Officer focuses primarily on managing the operations of the Company. The separation of duties provides strong leadership for the Board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its customers, employees, and operations. Our Board believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. While our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Corporate Governance/Nominating Committee monitors the effectiveness of our corporate governance policies. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board Committees
Our Board has established an Audit Committee, a Compensation Committee, and a Corporate Governance/Nominating Committee, each of which operates under a charter that has been approved by our Board, and are available at https://investors.aridispharma.com/governance.
Our Board has determined that all of the members of the Audit Committee, the Compensation Committee and the Corporate Governance/Nominating Committee are independent as defined under the applicable rules of The Nasdaq Capital Market, including, in the case of all of the members of our Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In making such determination, the Board considered the relationships that each director has with our company and all other facts and circumstances that the Board deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.
Audit Committee.   The Audit Committee is comprised of John Hamilton, Susan Windham-Bannister and Craig Gibbs. Our Board has determined that John Hamilton is an audit committee financial expert, as defined by the rules of the SEC, and satisfies the financial sophistication requirements of applicable rules of The Nasdaq Capital Market. Mr. Hamilton is the chair of the Audit Committee.
Our Audit Committee is authorized to, among other things:
•
monitor our financial reporting process and internal control system and complaints or concerns relating thereto;

•
recommend, for shareholder approval, the independent auditor to examine our accounts, controls and financial statements and select, evaluate and if necessary replace the independent auditor;

•
consider and approve, if appropriate, major changes to our accounting principles and practices as suggested by the independent auditors or management;

•
establish regular and separate systems of reporting to the committee by management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments and additional items as required under the Sarbanes-Oxley Act including critical accounting policies;

•
review with the independent auditors and financial accounting personnel, the adequacy and effectiveness of our accounting and financial controls;

•
review the financial statements contained in the annual report and quarterly report to shareholders with management and the independent auditors;

•
review with management any financial information, earnings press releases and earnings guidance filed with the SEC or disseminated to the public; and

•
prepare the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Compensation Committee.   The Compensation Committee is comprised of Robert Ruffolo, Susan Windham-Bannister and John Hamilton. Dr. Windham-Bannister is the chair of the Compensation Committee.
Our Compensation Committee is authorized to:
•
review and recommend the compensation arrangements for management, including the compensation for our chief executive officer;

•
establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•
administer our stock incentive plans; and

•
prepare the report of the Compensation Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Corporate Governance/Nominating Committee.   The Corporate Governance/Nominating Committee is comprised of Craig Gibbs, Robert Ruffolo and John Hamilton. Dr. Gibbs is the chair of the Corporate Governance/Nominating Committee.
Our Corporate Governance/Nominating Committee is authorized to:
•
develop and recommend the criteria to be used in screening and evaluating potential candidates or nominees for election or appointment as director;

•
establish and oversee a policy for considering stockholder nominees for directors, and developing the procedures that must be followed by stockholders in submitting recommendations;

•
monitoring and reviewing any issues regarding the independence of directors or involving potential conflicts of interest and evaluating any change of status or circumstances with respect to a director;

•
identify and nominate members of the Board;

•
develop and recommend to the Board a set of corporate governance principles applicable to our company; and

•
oversee the evaluation of our Board.

Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has ever been an officer or employee of Aridis. None of the members were parties to any related party transaction with Aridis during the year ended December 31, 2021. None of our executive officers serves, or has served during the last fiscal year, as a member of the Board, Compensation Committee or other Board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.
Communication with our Board of Directors
Stockholders may communicate with our Board of Directors through the Corporate Secretary by writing to the following address: Board of Directors, c/o Corporate Secretary, Aridis Pharmaceuticals, Inc., 983 University Avenue, Bldg. B, Los Gatos, California 95032. The envelope containing such communication should contain a clear notation that the letter is “Stockholder-Board Communication” or “Stockholder-Director Communication” or a similar statement to indicate it is intended for the Board of Directors. All such communications must clearly indicate the author as a stockholder and state whether the intended recipients are all members of the Board of Directors or certain specified directors.
Board and Committee Meetings and Attendance
The Board and its committees meet throughout the year on a set schedule and also hold special meetings and act by written consent from time to time. During 2021:
•
Our Board held 7 meetings;

•
Our Audit Committee held 8 meetings;

•
Our Compensation Committee held 3 meetings; and

•
Our Corporate Governance/Nominating Committee held 0 meetings.

All directors attended at least 75% of the aggregate number of the meetings of the Board and the committees on which they served. We do not have a stated policy regarding director attendance at annual stockholder meetings, but strongly encourage our directors to attend each such meeting.
Code of Ethics and Code of Conduct
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.aridispharma.com. In addition, we post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the code.

EXECUTIVE OFFICERS OF THE COMPANY
The biographical profiles on the following pages contain certain information with respect to our Executive Officers.
Name	Age	Position(s)
Eric Patzer, Ph.D.	73	Executive Chairman of the Board of Directors
Vu Truong, Ph.D.	58	Chief Executive Officer, Chief Scientific Officer and Director
Fred Kurland	72	Chief Financial Officer
Dr. Hasan Jafri	55	Chief Medical Officer
For information regarding Drs. Patzer and Truong, please refer to “Proposal 1- Election of Directors,” above
Fred Kurland, Chief Financial Officer.   Mr. Kurland has served as our Chief Financial Officer since June 2021 and served on our board of directors from August 2014 through July 2015. Mr. Kurland previously served as our Chief Financial Officer from 2015 to 2019. He is a seasoned financial executive with 40 years of experience in the pharmaceutical industry. Prior to joining us he was the Vice President, Finance, Chief Financial Officer and Secretary of XOMA Corporation from December 2008 through March 2015. Between 2002 and 2008 Mr. Kurland served as Chief Financial Officer of Bayhill Therapeutics, Inc., Corcept Therapeutics Inc. and Genitope Corp. From 1998 to 2002, he served as Senior Vice President and Chief Financial Officer of Aviron, which was acquired by MedImmune in 2001. From 1996 to 1998, Mr. Kurland was Vice President and Chief Financial Officer of Protein Design Labs, Inc., an antibody design company, and from 1995 to 1996, he served as Vice President and Chief Financial Officer of Applied Immune Sciences, Inc. He also held a number of financial management positions at Syntex Corporation, a pharmaceutical company acquired by Roche, including Vice President and Controller between 1991 and 1995. Mr. Kurland received his J.D. and M.B.A. from the University of Chicago and his B.S. in Business and Economics from Lehigh University.
Dr. Hasan Jafri, Chief Medical Officer.   Dr. Jafri was appointed Chief Medical Officer in June 2020. He comes to the Company from AstraZeneca, where he most recently served as Senior Medical Director, Clinical Research and Development, Microbial Sciences, Clinical Head of Antibacterial mAb Program, and Coordinator of the European Public-Private COMBACTE-NET & COMBACTE-MAGNET consortia focused on antibacterial drug development supported by the Innovative Medicines Initiative (IMI). During his tenure at AstraZeneca, he led the clinical development of the anti-bacterial monoclonal antibodies within the Serious Bacterial Infections Franchise, including its Phase 2 programs MEDI4893 (anti-S. aureus alphatoxin mAb) and MEDI3902 (anti-P. aeruginosa Psl/PcrV mAb). He also served as the AstraZeneca representative on the Infection Control Strategic Governance Group (SGG), an industry committee tasked with advising the European Commission and IMI on R&D priorities. In addition to the antibacterial programs, Dr. Jafri has been a leader in respiratory syncytial virus (RSV) R&D. Dr. Jafri has over 25 years of experience in clinical practice and research, especially in the area of serious healthcare associated and community acquired infections, respiratory viral infections and invasive fungal infections (in immunocompromised and immunocompetent hosts), and biomarker and translational research. He has been involved in the design and conduct of multiple Phase 1-4 clinical studies to assess novel small and large molecules against bacterial, viral and fungal pathogens. Prior to joining AstraZeneca, Dr. Jafri served as a professor in the department of pediatric infectious diseases and the department of clinical science research at the University of Texas Southwestern Medical Center at Dallas. He was the Chief of Division of Clinical Pharmacology, director of the Pediatric Infectious Diseases fellowship program, and director of the NICHD Pediatric Pharmacology Research Center. Dr. Jafri has authored over 70 peer reviewed journal articles and presented over 100 original research abstracts at National and International Conferences.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the compensation paid during the fiscal years ended December 31, 2021 and December 31, 2020 to our Chief Executive Officer and Chief Scientific Officer, Chief Financial Officer and Chief Medical Officer, who were our named executive officers as of December 31, 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
Vu Truong, Ph.D.	2021	500,002	76,250	266,216	842,468
Chief Executive Officer and Chief Scientific Officer	2020	475,000	91,125	217,367	783,492
Fred Kurland(2)	2021	169,750	—	56,388	226,138
Chief Financial Officer	2020	—	—	—	—
Hasan Jafri, M.D.(3)	2021	422,398	114,800	131,493	669,691
Chief Medical Officer	2020	223,660	—	407,242	630,902

(1)
The amounts reported in the option awards column represent the grant date fair value of the stock options granted to our named executive officers during 2021 as computed in accordance with ASC 718. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our named executive officers from the options.

(2)
Mr. Kurland became our Chief Financial Officer on June 11, 2021.

(3)
Dr. Jafri was hired by us on June 15, 2020.

Employment Agreements
We do not have formal employment agreements with any of our named executive officers. We have entered into offer letter agreements and confidentiality and invention assignment agreements with each of our named executive officers. Each named executive officer’s employment is at will, and none of the offer letters provide for a specific term or severance on a termination or change of control. Under the terms of our standard confidential information and invention assignment agreement, each executive has agreed (i) not to solicit our employees or consultants during his employment and for a period of one year after the termination of his employment, (ii) to protect our confidential and proprietary information, and (iii) to assign to us related intellectual property developed during the course of his employment. Each named executive officer is also eligible to participate in our standard employee benefit plans.
Outstanding Equity Awards At Fiscal Year-End
The following table sets forth information for the named executive officers as of December 31, 2021 regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of December 31, 2021. Except for the options set forth in the table below, no other equity awards were held by any our named executive officers as of December 31, 2021. All equity awards included below were granted from our 2014 Equity Incentive Plan, or the 2014 Plan, unless otherwise noted below.

	Option Awards
Name and Principal	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options: Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Vu Truong, Ph.D.	77,908	—	2.89	3/6/2025 (1)
	23,373	—	12.96	12/4/2025 (2)
	77,908	—	13.16	10/20/2026 (3)
	116,861	—	17.01	1/26/2028 (4)
	36,585	20,528	8.20	2/21/2029 (5)
	105,082	37,805	8.20	2/21/2029 (5)
	50,000	—	5.24	4/3/2030 (6)
	31,115	22,225	6.25	5/12/2031 (7)
Fred Kurland	6,493	—	2.89	9/5/2024 (8)
	5,455	—	2.89	3/6/2025 (9)
	5,813	—	17.20	3/29/2028(10)
	829	—	17.20	3/29/2028(10)
	996	—	17.20	3/29/2028(11)
	2,989	—	17.20	3/29/2028(11)
	12,750	4,250	8.50	12/5/2028(12)
	9,375	5,625	9.03	6/5/2029(13)
	834	19,166	3.60	10/4/2031(14)
Hasan Jafri, M.D.	16,233	42,466	6.16	6/25/2030(15)
	13,767	7,534	6.16	6/25/2030(15)
	—	3,333	5.90	4/1/2031(16)
	1,667	5,000	5.90	4/1/2031(16)
	—	12,819	3.60	10/4/2031(17)
	1,250	15,931	3.60	10/4/2031(17)

(1)
Grant date of March 6, 2015, vesting monthly in equal installments over 48 months, beginning on January 1, 2015.

(2)
Grant date of December 4, 2015, vesting monthly in equal installments over 48 months, beginning on the grant date.

(3)
Grant date of October 20, 2016, vesting monthly in equal installments over six months, beginning on September 1, 2016.

(4)
Grant date of January 26, 2018, vesting monthly in equal installments over 48 months, beginning on December 5, 2017.

(5)
Grant date of February 21, 2019, vesting monthly in equal installments over 48 months, beginning on February 20, 2019.

(6)
Grant date of April 3, 2020, vesting monthly in equal installments over 12 months, beginning on the grant date.

(7)
Grant date of May 12, 2021, vesting monthly in equal installments over 12 months, beginning on the grant date.

(8)
Grant date of September 4, 2014, vesting monthly in equal installments over 36 months, beginning on June 1, 2014.

(9)
Grant date of March 6, 2015, vesting monthly in equal installments over 48 months, beginning on the grant date.

(10)
Grant date of March 29, 2018, fully vested on the grant date.

(11) Grant date of March 29, 2018, vesting monthly in equal installments over 48 months, beginning on March 6, 2018.
(12) Grant date of December 5, 2018, vesting monthly in equal installments over 48 months, beginning on the grant date.
(13) Grant date of June 5, 2019, vesting monthly in equal installments over 48 months, beginning on the grant date.
(14) Grant date of October 4, 2021, vesting monthly in equal installments over 48 months, beginning on the grant date.
(15) Grant date of June 25, 2020, vesting 25% upon first anniversary of vesting commencement date and then monthly in equal installments over the remaining 36 months, beginning on June 15, 2020.
(16) Grant date of April 1, 2021, vesting monthly in equal installments over 48 months, beginning on the grant date.
(17) Grant date of October 4, 2021, vesting monthly in equal installments over 48 months, beginning on the grant date.
Director Compensation
Directors who are employees do not receive any fees or other non-equity compensation for their service on our Board. Our Board has granted equity awards from time to time to our non-employee directors as compensation for their service as directors. We also reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board and committee meetings.
Director Compensation Table
The following table sets forth information for the year ended December 31, 2021 regarding the compensation awarded to, earned by or paid to our non-employee directors in 2021:
Name	Director Fees ($)	Option Awards ($)(1)	Total ($)
Craig Gibbs, Ph.D.	26,000	22,273	48,273
John Hamilton	31,000	26,502	57,502
Robert R. Ruffolo, Ph.D.	23,000	19,736	42,736
Susan Windham-Bannister	28,000	23,965	51,965

(1)
The amounts reported in the option awards column represent the grant date fair value of the stock options granted to our non-employee directors during 2021 as computed in accordance with ASC 718. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our directors from the options.

Policy Prohibiting Hedging and Pledging
Our insider trading policy prohibits employees, advisors, officers, directors and consultants of the Company, members of their immediate families, and corporations, partnerships or similar entities which such persons influence or control (collectively, “Covered Persons”) from entering into hedging or derivative transactions, including purchasing financial instruments (such as prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities. Our chief compliance officer has the authority to grant exceptions to the prohibition against pledges where a Covered Person wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of April 4, 2022 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. The percentage of shares beneficially owned is computed on the basis of 17,701,592 shares of our common stock outstanding as of April 4, 2022.
Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Dr. Eric Patzer(1)	818,594	4.6
Dr. Vu Truong(2)	1,299,243	7.1
Fred Kurland(3)	53,751	*
Dr. Hasan Jafri (4)	50,726	*
Craig Gibbs(3)	53,833	*
John Hamilton(3)	56,708	*
Robert Ruffolo(3)	43,959	*
Susan Windham-Bannister(3)	38,987	*
All directors and officers as a group (8 persons)(5)	2,416,201	12.9
Five Percent Stockholders
AstraZeneca.	884,956	5.0
Hepalink USA, Inc.(6)	878,456	5.0

* Less than 1%.
(1)
Includes 116,862 stock options which are currently exercisable or exercisable within 60 days of April 4, 2022.

(2)
Includes 561,890 stock options which are currently exercisable or exercisable within 60 days of April 4, 2022.

(3)
Consists of stock options which are currently exercisable or exercisable within 60 days of April 4, 2022.

(4)
Includes 45,626 stock options which are currently exercisable or exercisable within 60 days of April 4, 2022.

(5)
Includes 969,616 stock options which are currently exercisable or exercisable within 60 days of April 4, 2022.

(6)
Li Li has voting and dispositive power over such securities. Shawn Lu, our former director, is the Executive Director and Chief Financial Officer of Hepalink USA, Inc. Hepalink USA, Inc.’s address is Drake Oak Brook Plaza Suite 205, 2215 York Road Oak Brook, IL.

Delinquent Section 16(a) Reports.
Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of holdings and transactions in our common stock and our other securities with the SEC. Officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, furnished to us or written representations that no Form 5 was required, we believe that during the year ended December 31, 2021, all filing requirements applicable to our executive officers and directors under the Exchange Act were met in a timely manner except Dr. Eric Patzer filed one Form 4 late covering one late transaction and Dr. Hasan Jafri filed one Form 4 late covering one late transaction.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING
DECEMBER 31, 2022
The Board has appointed Mayer Hoffman McCann P.C. (“MHM”) to serve as our independent registered public accounting firm for the year ending December 31, 2022. MHM has acted as our principal accountant since 2014 and served as our independent registered public accounting firm for the fiscal year ended December 31, 2021.
A representative of MHM is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions. Substantially all MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.
Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with us. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of Aridis’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.
It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2021 be included in our Annual Report on Form 10-K for the year ended December 31, 2021, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.
Principal Accountant Fees and Services
The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2021 and 2020 by MHM:
	2021	2020
Audit Fees	$369,369	$257,430
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Totals	$369,369	$257,430
Audit Fees
Audit fees represent amounts billed for professional services rendered or expected to be rendered for the audit of our annual consolidated financial statements, review of our interim consolidated financial statements, comfort letter and consent work performed by MHM.

Substantially all MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.
Audit-Related Fees
Audit-related fees represent professional services rendered or expected to be rendered for assurance and related services by the accounting firm that are reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.
Tax Fees.
Tax fees represent professional services rendered by the accounting firm for tax compliance.
Audit Committee’s Pre-Approval Policies and Procedures
Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.
Vote Required
The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain MHM.
The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an annual advisory vote to approve the compensation of our Named Executive Officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement, including the summary compensation and other related tables and narratives accompanying those tables (a “say-on-pay” vote).
We compensate our executive officers through a mix of base salary, bonus and equity compensation. We intend that our compensation decisions will attract and retain our Named Executive Officers and reward them for achieving our strategic initiatives and objective measures of success. Our Compensation Committee and Board believe that our executive compensation program is effective in implementing our principles and is strongly aligned with the long-term interests of our stockholders and that our stockholders should approve our compensation program.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory and its outcome will not be binding on our Board nor require our Board or Compensation Committee to take any action. However, our Board and Compensation Committee value the opinion expressed by our stockholders in their vote on this proposal and expect to take into account the outcome of this vote when evaluating future executive compensation arrangements for our Named Executive Officers.
Accordingly, our stockholders are being asked to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to Aridis’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules, including compensation tables and narrative discussion, is hereby APPROVED.”
Vote Required
Approval of the compensation of our Named Executive Officers for the stockholder advisory vote requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.
Board of Director Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL NO. 4
ADVISORY VOTE ON THE FREQUENCY OF AN
ADVISORY VOTE ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that stockholders have the opportunity to vote, on a non-binding, advisory basis, for their preferences as to how frequently a company should seek future advisory votes on the compensation of its named executive officers, which we refer to as an advisory vote on executive compensation of our Named Executive Officers. The vote is intended to obtain the recommendation of stockholders as to whether an advisory vote on the compensation of our Named Executive Officers should occur every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.
Our Board believes an advisory vote on executive compensation every 3 years is the best approach for the Company and our stockholders.
In formulating its recommendation, our Board considered that a 3 year advisory vote on executive compensation will allow our stockholders to provide us with timely, direct input on our compensation philosophy, policies and practices as disclosed in that year’s Proxy Statement. Therefore our Board unanimously recommends that you vote for a three-year interval for the advisory vote on executive compensation.
This vote is advisory and not binding on the Company or our Board in any way. Nevertheless, our Board will review and consider the outcome of this vote when making determinations as to the frequency of future advisory votes on executive compensation. Our Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation less frequently than the frequency receiving the most votes cast by our stockholders.
Stockholders may cast a vote on the preferred voting frequency by selecting one year, two years or three years (or abstaining) when voting in response to the resolution set forth below:
“RESOLVED, that the option of every year, two years or three years that receives the highest number of votes cast for this resolution will be the frequency with which the stockholders recommend by advisory vote that the Company hold an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission (which disclosure shall include the Compensation of Directors and Executive Officers, and other related tables and disclosure).”
Vote Required
Approval of the frequency of the vote on the compensation of our Named Executive Officers requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting. If the resolution is not adopted by the required vote of the stockholders, our Board will nonetheless consider the votes cast for each time period presented in determining the frequency for future advisory votes on executive compensation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE OPTION OF “EVERY THIRD YEAR” AS THE PREFERRED FREQUENCY FOR THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL NO. 5
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2014 EQUITY INCENTIVE PLAN
In May 2014, our Board approved the 2014 Plan. The 2014 Plan was most recently amended in June 2020. Currently, the 2014 Plan allows for the issuance of up to 2,183,692 shares of common stock under the 2014 Plan.
The Board has approved the amendment and restatement to the 2014 Plan, subject to approval by our stockholders. The Board amended the 2014 Plan to provide for, and submits to our stockholders for approval, setting the number of shares of common stock reserved for issuance thereunder to 2,933,692 shares which would be an increase in the number of shares of common stock that may be issued under the 2014 Plan by 750,000 shares.
As of April 4, 2022, excluding the requested share increase, there were 228,099 shares of common stock available for issuance under the 2014 Plan.
Reasons for the Proposed Amendment
As described above, we are seeking stockholder approval of an amendment to set the number of shares of common stock reserved for issuance thereunder to 2,933,692 shares. In determining the amount of the increase contemplated by the proposed amendment to the 2014 Plan, the Board has taken into consideration the fact that, excluding the requested share increase, as of April 4, 2022, there were approximately 19,607,051 shares of our common stock outstanding on a fully-diluted basis, and the Board believes that this fully-diluted number, rather than the number of outstanding shares of the Company, is the relevant number in determining the appropriate number of shares available under the 2014 Plan. Assuming the approval of this increase, the total number of shares of our common stock authorized for issuance under the 2014 Plan will be 2,933,692, which represents approximately 14% of our common stock as calculated on a fully-diluted basis.
The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees, non-employee directors and certain consultants. Upon stockholder approval of the amendment, additional shares of common stock will be reserved for issuance under the 2014 Plan, which will enable us to continue to grant equity awards to our officers, employees, consultants and non-employee directors at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving its business objectives and thereby creating greater value for all our stockholders. Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on our long-term growth. We anticipate that option grants and other forms of equity awards such as restricted stock awards may become an increasing component in similarly motivating our consultants. In order to attract and retain qualified employees, we have had to grant stock options in excess of our historical equity burn rate.
Approval of the amendment and restatement to the 2014 Plan will permit us to continue to use stock-based compensation to align stockholder and employee interests and to motivate employees and others providing services to us or any subsidiary.
The terms of the 2014 Plan are summarized below.
We Manage Our Equity Incentive Award Use Carefully and Dilution Is Reasonable
The Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, retain and motivate employees.
• Based on historical usage and our internal growth plans, we expect that the proposed increase of shares to be reserved for issuance under the 2014 Plan to 2,933,692 `would be sufficient for grants of awards until approximately the end of 2023, assuming we continue to grant awards consistent with our historical usage and current practices, as reflected in our recent historical burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices. If the adoption of the amendment to increase the number of shares reserved for issuance under the 2014 Plan is approved, the shares reserved under the 2014 Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.
The following table shows certain key equity metrics over the past three fiscal years:
Key Equity Metrics	2021	2020	2019
Equity burn rate(1)	4%	2%	8%
Overhang(2)	12%	21%	18%

(1)
Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the weighted-average number of shares outstanding during the period.

(2)
Overhang is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by the number of shares outstanding at the end of the fiscal year.

• If the adoption of the amendment to increase the number of shares reserved for issuance under the 2014 Plan is approved, the issuance of the shares to be reserved under the 2014 Plan would dilute existing stockholders by an additional 4% on a fully diluted basis, based on the number of shares of our common stock outstanding as of April 4, 2022.
• As described in the table above, the total aggregate equity value of the shares being requested for the increase in authorized shares under the 2014 Plan, based on the closing price of our common stock on April 4, 2022, is $1,230,000.
In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the proposed adoption of the increase in the number of shares authorized for issuance under the 2014 Plan is reasonable and appropriate at this time. The Board will not create a subcommittee to evaluate the risks and benefits for issuing the shares under the 2014 Plan.
Description of Our 2014 Equity Incentive Plan
Set forth below is a summary of the 2014 Plan, but this summary is qualified in its entirety by reference to the full text of the 2014 Plan, as amended, a copy of which is included as Appendix A to this proxy statement.
In May 2014, our Board approved the 2014 Plan. The 2014 Plan was most recently amended in June 2020. The 2014 Plan will expire on May 24, 2024. Under our 2014 Plan, we may grant incentive stock options, non-qualified stock options and restricted stock awards.
The Board has authorized our Compensation Committee to administer the 2014 Plan. In accordance with the provisions of the plan, the Compensation Committee will determine the terms of options and other awards. The Compensation Committee or the independent members of our Board will determine:
•
which employees, directors and consultants shall be granted options and other awards;

•
the number of shares of our common stock subject to options and other awards;

•
the exercise price of each option, which generally shall not be less than fair market value on the date of grant;

•
the schedule upon which options become exercisable;

•
the termination or cancellation provisions applicable to options;

•
the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•
all other terms and conditions upon which each award may be granted in accordance with the 2014 Plan.

Subject to adjustment, a total of 2,933,692 shares of our common stock, par value $0.0001 per share, shall be subject to the 2014 Plan.
Upon a change of control, the administrator of the 2014 Plan, or the Board of any corporation assuming its obligations, may, in its sole discretion, take any one or more of the following actions pursuant to our plan, as to some or all outstanding awards:
•
make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2014 Plan and in the number and option price of shares subject to outstanding options granted under the 2014 Plan, to the end that after such event each optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event; and

•
to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code; appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

Certain Federal Tax Consequences
The following summary of the federal income tax consequences of the 2014 Plan transactions is based upon federal income tax laws in effect as of April 2021. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.
Nonqualified Stock Options.    The grant of a nonqualified stock option under the 2014 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.
Incentive Options.    The grant of an ISO under the 2014 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.
If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The

Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.
The “spread” under an ISO — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.
Restricted Stock.   Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.
Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.
Other Awards.   Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.
Section 162(m) Limitation.   In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. Prior to the Tax Cuts and Jobs Act of 2017 (the “TCJA”), covered employees generally consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as “performance-based” under Section 162(m) was exempt from this $1 million deduction limitation. As part of the TCJA, the ability to rely on this exemption was, with certain limited exceptions, eliminated; in addition, the definition of covered employees was expanded to generally include all named executive officers. Certain awards under the 2014 Plan granted prior to November 2, 2017 may be grandfathered from the changes made by the TCJA under certain limited transition relief, however, for grants after that date and any grants which are not grandfathered, we will no longer be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee. There is no guarantee that we will be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee under the 2014 Plan.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes compensation plans under which our equity securities are authorized for issuance as of December 31, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	5,498,364	$7.54	228,099
Equity compensation plans not approved by security holders	—	$—	—
Total	5,498,364		228,099

(1)
The equity compensation plans approved by security holders consists of the 2014 Plan.

Vote Required
The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment to the 2014 Plan.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2014 PLAN.
.

AUDIT COMMITTEE REPORT
The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.
The Audit Committee is comprised of three independent directors (as defined under NASDAQ Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on our website at http://www.aridispharma.com/ under “Investors — Corporate Governance.”
We have reviewed and discussed with management and the Company’s auditors, the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2021.
We have discussed with Mayer Hoffman McCann P.C. (“MHM”), the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).
We have received the written disclosures and the letter from MHM required by applicable requirements of the PCAOB regarding MHM’s communications with the Audit Committee concerning independence, and have discussed with MHM, their independence from management and the Company.
Based on the review and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee
John Hamilton, Chairman
Susan Windham-Bannister
Craig Gibbs

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
There are no transactions or series of similar transactions, since January 1, 2020 to which we have been a participant in which the amount involved exceeded or will exceed the lesser of (a) $120,000 or (b) 1% of our average total assets at year end for the last two completed fiscal years, and in which any of our director, executive officer, holder of more than 5% of our capital stock, promotor or certain control person or any member of their immediate family had or will have a direct or indirect material interest except for the following:
None
As a matter of policy, the Board reviews and determines whether or not to approve any transaction between the Company and its directors, director nominees, executive officers and greater than 5% beneficial owners and each of their respective immediate family members where the amount involved in the transaction exceeded or will exceed the lesser of (a) $120,000 or (b) 1% of our average total assets at year end for the last two completed fiscal years and the related party has or will have a direct or indirect interest in the transaction

OTHER MATTERS
Aridis has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.
We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.
If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Aridis will cancel your previously submitted proxy.
ADDITIONAL INFORMATION
Householding
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (408) 385-1742, or submit a request in writing to our Secretary, c/o Aridis Pharmaceuticals, Inc., 983 University Avenue, Bldg. B, Los Gatos, California 95032. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
By Order of the Board of Directors
/s/ ERIC PATZER

Eric Patzer, Ph.D.
Executive Chairman of the Board of Directors

APPENDIX A
ARIDIS PHARMACEUTICALS INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
1. Purpose of the Plan.
This 2014 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Aridis Pharmaceuticals Inc., a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.
It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”
The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.
2. Administration of the Plan.
The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.
Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.
3. Designation of Optionees and Grantees.
The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.
4. Stock Reserved for the Plan.
Subject to adjustment as provided in Section 8 hereof, a total of 2,933,692 shares of the Company’s common stock, par value $0.0001 per share (the “Stock”), shall. be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or treasury shares, and such number of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or award of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.
5. Terms and Conditions of Options.
Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
(a)   Option Price.   The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.
(b)   Option Term.    The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.
(c)   Exercisability.    Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-tenth of the total number of shares subject to the Option on each of the three month anniversary of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).
Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.
For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:
(i)    a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;
(ii)    the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;
(iii)    the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)    a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.
Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.
For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.
(d)   Method of Exercise.    Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.
(e)   Non-transferability of Options.    Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.
(f)   Termination by Death.    Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the vested Options may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)   Termination by Reason of Disability.    Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any vested Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one (1) year after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement.
(h)   Termination by Reason of Retirement.    Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any vested Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.
For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary policy or if no such policy, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary policy or if no such policy, age 55.
(i)   Other Terminations.    Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, whichever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.
(i)   In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.
(ii)   In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within ninety (90) days after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:
(A)    a material reduction by Company of Optionee’s duties or responsibilities that Optionee held immediately prior to the assignment;
(B)    a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and
(C)    the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.
Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.
(j)   Limit on Value of Incentive Option.    The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.
6. Terms and Conditions of Restricted Stock.
Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
(a)   Grantee rights.   A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.
(b)   Issuance of Certificates.   The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.
(c)   Delivery of Certificates.   Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)   Forfeitability, Non-transferability of Restricted Stock.   Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.
(e)   Change of Control.   Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.
(f)   Termination of Employment.   Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
7. Term of Plan.
No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.
8. Capital Change of the Company.
In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.
The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.
9. Purchase for Investment/Conditions.
Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.
10. Taxes.
(a)   The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)   If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).
(c)   If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.
11. Effective Date of Plan.
The Plan shall be effective on May 21, 2014; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than May 21, 2015, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.
12. Amendment and Termination.
The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:
(a)   increase the number of shares that may be issued under the Plan, except as is provided in Section 8;
(b)   materially increase the benefits accruing to the Participants under the Plan;
(c)   materially modify the requirements as to eligibility for participation in the Plan;
(d)   decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or
(e)   extend the term of any Option beyond that provided for in Section 5(b).
(f)   except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and immediate re-grants of new Options.
Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.
It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.
13. Government Regulations.
The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14. General Provisions.
(a)    Certificates.    All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.
(b)    Employment Matters.    Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.
(c)   Limitation of Liability.    No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.
(d)   Registration of Stock.    Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.
15. Non-Uniform Determinations.
The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.
16. Governing Law.
The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

PROXY CARD
ARIDIS, PHARMACEUTICALS INC.
PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 2, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints, Eric Patzer and Vu Truong, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Aridis, Pharmaceuticals, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on June 2, 2022 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.
In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.
This proxy is governed by the laws of the State of Delaware.
IMPORTANT — This Proxy must be signed and dated on the reverse side.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 2, 2022 at 9:00 am local time at the Company’s offices located at 983 University Avenue, Bldg. B, Los Gatos, California 95032 or at the discretion of Aridis Pharmaceuticals, Inc., via remote communication. The proxy statement and the 2021 Annual Report on Form 10-K are available at www.pstvote.com/aridis2022.
THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!
Dear Stockholder:
We cordially invite you to attend the Annual Meeting of Stockholders of Aridis Pharmaceuticals, Inc. to be held at Aridis’s offices located at 983 University Avenue, Bldg. B, Los Gatos, California 95032, on June 2, 2022, beginning at 9:00 a.m. local time. As part of our precautions regarding COVID-19, we may decide to hold the annual meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available at https://investors.aridispharma.com/events.
Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 5
1. Election of Director Nominees.	FOR	WITHHOLD
01 – Craig Gibbs, Ph.D.	☐	☐
02 – John Hamilton	☐	☐
03 – Robert R. Ruffolo, Ph.D.	☐	☐
2. Proposal to ratify Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for fiscal year ending December 31, 2022.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3. Non-binding advisory vote to approve the compensation of our Named Executive Officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4. Non-binding advisory vote on the frequency of the vote to approve the compensation of our Named Executive Officers.	ONE YEAR ☐	TWO YEARS ☐	THREE YEARS ☐
5. Proposal to approve the amendment and restatement of the 2014 Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.
Dated:              , 2022
Signature

Name (printed)

Title

VOTING INSTRUCTIONS
You may vote your proxy in the following ways:
1.   VIA INTERNET:
Login to www.pstvote.com/aridis2022
Enter your control number (12 digit number located below)
2.   VIA MAIL:
Philadelphia Stock Transfer, Inc.
2320 Haverford Rd., Suite 230
Ardmore, PA 19003
CONTROL NUMBER:
You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on June 1, 2022.